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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT:                       November 10, 1999
           (Date of earliest event reported)     (November 9, 1999)



                    LOGIX COMMUNICATIONS ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



          OKLAHOMA                       333-58693              73-1533356
 (State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


                   3555 N.W. 58th Street
                        Tenth Floor
                  Oklahoma City, Oklahoma                         73114
         (Address of principal executive offices)               (Zip Code)

                                (405) 516-8400
             (Registrant's telephone number, including area code)

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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

(c)      Exhibits

         The following exhibits are filed as a part of this report:

Exhibit
  No.       Description                            Method of Filing
-------     -----------                            ----------------
 99.1       Press release announcing Logix CEO     Filed herewith





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 1999               Logix Communications Enterprises, Inc.
                                       (Registrant)

                                       By  /s/ GEOFFREY M. BOYD
                                           Geoffrey M. Boyd
                                           Executive Vice President and CFO





                                  EXHIBIT INDEX

Exhibit
  No.       Description                            Method of Filing
-------     -----------                            ----------------
 99.1       Press release announcing Logix CEO     Filed herewith